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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                February 18, 2002
                                -----------------
                Date of Report (Date of earliest event reported)


                        FIRST CYPRESS TECHNOLOGIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



    NEVADA                        000-32747        98-0218688
    ------                        ---------        ----------
    (State or other jurisdiction  (Commission      (IRS Employer
    of incorporation)             File Number)     Identification No.)




1281 West Georgia Street, Suite 501
Vancouver,  British  Columbia,  Canada          V6E  3J7
--------------------------------------          --------
 (Address of principal executive offices)       (Zip Code)



                                  604-484-2899
                                  ------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

None.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

First Cypress Technologies, Inc. ("First Cypress" or the "Company") entered into an option agreement with Locke B. Goldsmith on February 18, 2003 (the "Option Agreement") to acquire a 100% interest in certain mineral claims known as the "Cahill mineral claims" covering approximately 926.7 acres in the Osoyoos Mining Division of the Province of British Columbia (the "Property"). The Company has paid $1,500 to Mr. Goldsmith and issued 10,000 shares to Mr. Goldsmith as consideration for the grant of the option. In order to exercise the option, the Company is required to:

(1) issue an aggregate of 110,000 shares to Mr. Goldsmith on the following schedule:

     (a) 10,000 shares upon the completion of the first phase of an exploration program on the Property on or before July 31, 2003;
     (b) 50,000 shares upon the completion of the second phase of an exploration program on the Property on or before November 30, 2003; and
     (c) 50,000 shares upon the completion of the third phase of an exploration program on the Property on or before July 31, 2004.

(2) incurring exploration expenditures of $115,000 U.S. on the Property on a three-phase exploration program as follows:

     (a)  $5,000  U.S.  on  or  before  July  31,  2003;
     (b)  a  further  $10,000  U.S.  on  or  before  November  30,  2003;  and
     (c)  a  further  $100,000  U.S.  on  or  before  July  31,  2004.

In the event that the Company is not able to exercise the option by incurring the exploration expenditures and issuing the shares within the required timetable, then the Option Agreement will be terminated and the Company will have no further interest in the Property.

The Company plans to purse a three phase exploration program on the Property that will satisfy the exploration expenditure requirements under the Option
Agreement. The Company has received a geological report on the Property that recommends the completion of the three phase exploration program. In order to carry out this exploration program, the Company will be required to obtain additional financing to fund the exploration program and to fund its ongoing overhead and administrative expenses. The Company anticipates that any additional financing would be an equity financing involving private placement sales of the Company's common stock. Additional The Company has no arrangements for financing in place and there is no assurance that adequate financing will be obtained. Even if additional financing is obtained, there is no assurance that the exploration program will result in establishment of commercial reserves of minerals on the Property. Additional exploration beyond the recommended three phase exploration program will be required to establish commercial reserves. Even if commercial reserves were established, there is no assurance that the reserves would justify a mine on the Property or that the Company would be able finance development of a mine on the Property. Investors are cautioned that exploration for minerals is a highly risky business.

                                       2

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ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None.


ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
None.
(b)     Pro  forma  Financial  Information.
None.
(c)     Exhibits.

Exhibit   Description
-------   ---------------------------------------------------------------------
10.2 Mining Option Agreement dated February 18, 2003 between First Cypress Technologies Inc. and Locke B. Goldsmith


ITEM  8.     CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.     REGULATION  FD  DISCLOSURE

None.


                                       3

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                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST  CYPRESS  TECHNOLOGIES,  INC.

Date:  March  4,  2003
                                        By:  /s/ Robert Rosner
                                            -----------------------
                                             ROBERT ROSNER
                                             President


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